UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 5, 2008
NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio	43017

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (614) 793-7500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On December 5, 2008, Neoprobe Corporation (“Neoprobe”) and Platinum-Montaur Life Sciences, LLC (the “Purchaser”) completed the “Third Closing” described in Section 2.2 (c) of the Securities Purchase Agreement, dated December 26, 2007, by and between Neoprobe and the Purchaser, as amended by the Amendment and Waiver for Securities Purchase Agreement, dated April 16, 2008 (the “Purchase Agreement”). In connection with the Third Closing and in consideration for a third funding of $3,000,000 from the Purchaser, Neoprobe issued the Purchaser: (1) 3,000 shares of Neoprobe’s Series A 8% Cumulative Convertible Preferred Stock (the “Preferred Stock”); and (2) a five-year warrant to purchase 6,000,000 shares of Neoprobe’s common stock, par value $.001 per share (“Common Stock”), at an exercise price of $0.575 per share (the “Series Y Warrant”). Pursuant to the terms of the Neoprobe Corporation Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions and Relative Rights of Series A 8% Cumulative Convertible Preferred Stock, as filed with the State of Delaware Secretary of State on December 26, 2007 (the “Certificate of Designations”), the Preferred Stock is convertible at the option of the Purchaser into 6,000,000 shares of Common Stock at a price of $0.50 per share of Common Stock.
     In connection with the Third Closing, Neoprobe and the Purchaser also entered into a Fourth Amendment, effective December 5, 2008 (the “Registration Rights Amendment”), to the Registration Rights Agreement between Neoprobe and the Purchaser, dated December 26, 2007, as amended by the Amendment to Registration Rights Agreement, dated February 7, 2008, Second Amendment to Registration Rights Agreement dated April 16, 2008, and Third Amendment to Registration Rights Agreement dated July 10, 2008. Pursuant to the terms of the Registration Rights Amendment, Neoprobe agreed to file with the United State Securities and Exchange Commission (the “Commission”) a post-effective amendment to the registration statement on Form S-1 (file no. 333-150650) filed by the Company on May 5, 2008 (the “Registration Statement”), providing for the: (a) deregistration of the shares of Common Stock issuable upon the conversion of the 10% Series B Convertible Senior Secured Promissory Note in the principal amount of $3,000,000, due December 26, 2011 (the “Series B Note”), issued to the Purchaser pursuant to the Purchase Agreement and the shares of Common Stock issuable upon the exercise of the Series X Warrant issued to the Purchaser pursuant to the Purchase Agreement; and (b) registration of the resale of: (i) the shares of Common Stock issuable upon conversion of the Preferred Stock; (ii) the shares of Common Stock issuable upon exercise of the Series Y Warrant; (iii) 3,500,000 shares of Common Stock issuable as interest or dividends on the Series B Note, the 10% Series A Convertible Senior Secured Promissory Note in the principal amount of $7,000,000, due December 26, 2011 (the “Series A Note,” and hereinafter collectively with the Series B Note the “Notes”) issues to the Purchaser pursuant to the Purchase Agreement and the Preferred Stock; and (iv) up to 4,666,666 shares issuable upon the conversion of the Series B Note, provided that the total number of shares of Common Stock registered shall not exceed 20,166,666. Additionally, the Registration Rights Amendment provides that within thirty-five (35) days of receipt from the Purchaser of written request therefor, Neoprobe shall prepare and file with the Commission an additional “resale” registration statement providing for the resale of: (i) the shares of Common Stock issuable upon the conversion of the Series A Note; (ii) the shares of Common Stock issuable upon the exercise of the Series W Warrant issued to the Purchaser pursuant to the Purchase Agreement; (iii) any unregistered shares of Common Stock issuable upon the conversion of the Series B Note; and (iv) the shares of Common Stock issuable upon the exercise of the Series X Warrant, provided, however, that the Company shall not be required to file such additional registration statement, or may exclude shares from such additional registration statement, if it believes in good faith, based upon advice from the Commission’s Staff, that application of Rule 415 would not permit registration of all or the excluded portion of such shares.
     The foregoing description of the terms of the Registration Rights Amendment, the Certificate of Designations, and the Series Y Warrant (collectively, the “Second Closing Documents”), is qualified in its entirety by reference to the full text of each of the Second Closing Documents, copies of which are included as Exhibits to this Report.
Item 3.02. Unregistered Sale of Equity Securities.
     The contents of Item 1.01 are incorporated by reference into this item. The Preferred Stock and Series Y Warrant were offered and sold to the Purchaser in a private transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D and was fully informed regarding the investments. In addition, neither Neoprobe nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising. Neoprobe agreed to pay an investment banking firm, WBB Securities Ltd., a fee of six percent (6%) of the gross proceeds received by Neoprobe in connection with the transaction.
Item 8.01. Other Events.
     On December 8, 2008, Neoprobe issued a press release announcing that it had completed a $3 million convertible preferred stock and warrant investment with the Purchaser. The investment closed following the achievement of favorable initial Phase 3 Lymphoseek® results in patients with breast cancer or melanoma. Lymphoseek is a proprietary radioactive tracing agent being developed for use in connection with gamma detection devices in a surgical procedure known as Intraoperative Lymphatic Mapping (ILM). To date, the results show a concordance rate in excess of 96% for lymph nodes identified with Lymphoseek and patent blue dyes. The third funding brings the Purchaser’s total investment in Neoprobe to $13 million. A copy of the complete text of the Company’s December 8, 2008, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-K and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Exhibit Description

4.1	Neoprobe Corporation Certificate of Designations, Voting Powers, Preferences, Limitations, Restrictions, and Relative Rights of Series A 8% Cumulative Convertible Preferred Stock (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed January 2, 2008).

10.1	Fourth Amendment to Registration Rights Agreement, dated December 5, 2008, between Neoprobe Corporation and Platinum-Montaur Life Sciences, LLC.*

10.2	Series Y Warrant to Purchase Shares of Common Stock of Neoprobe Corporation.*

99.1	Neoprobe Corporation press release dated December 8, 2008, entitled “Neoprobe Achieves Final Milestone in $13 Million Financing with Positive Phase 3 Breast Cancer and Melanoma Results.”*

*	Filed Herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation
Date: December 9, 2008	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President, Finance and
Chief Financial Officer

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